RenaissanceRe Holdings Ltd.
Financial Supplement
March 31, 2012

Investors:
RenaissanceRe Holdings Ltd.
Rohan Pai
Director of Investor Relations
T: +1 441 295 4513

Media:
Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Income Statements
a.	Summary Consolidated Statements of Operations	2
b.	Consolidated Segment Underwriting Results	3
c.	Reinsurance Segment - Unit Underwriting Results	4
d.	Gross Premiums Written and Managed Premiums	5
e.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	6

Balance Sheets
a.	Summary Consolidated Balance Sheets	7

Investments
a.	Investment Portfolio - Composition	8
b.	Summary of Other Investments	9
c.	Investment Income (Loss)	10
d.	Investment Portfolio - Effective Yield and Credit Rating	11
e.	Investment Portfolio - Change in Portfolio Composition	12
f.	Fixed Maturity Investments - Corporate Sector	13
g.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	13

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	14
b.	Paid to Incurred Analysis	15

Other Items
a.	Earnings (Loss) per Share	16
b.	Equity in Earnings (Losses) of Other Ventures	17
c.	Other (Loss) Income	17
d.	Ratings	18

Comments on Regulation G		19-20

RenaissanceRe Holdings Ltd.
Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income (loss) available (attributable) to RenaissanceRe common shareholders”, “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 19 and 20 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company's business consists of three reportable segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain property catastrophe and specialty joint ventures managed by Company's ventures unit, (2) Lloyd's, which includes reinsurance and insurance business written through RenaissanceRe Syndicate 1458 (“Syndicate 1458”), and (3) Insurance, which principally includes the Company's Bermuda-based insurance operations.
Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights

	Three months ended
	March 31, 2012	March 31, 2011
Highlights
Gross premiums written	$664,151	$610,505
Net premiums written	492,575	452,575
Net premiums earned	278,665	305,541
Net claims and claim expenses incurred	15,552	628,537
Underwriting income (loss)	196,619	(397,161)
Net investment income	66,971	60,281
Net income (loss) available (attributable) to RenaissanceRe common shareholders	201,429	(248,033)
Net realized and unrealized gains (losses) on investments	46,113	(5,214)
Net other-than-temporary impairments	(134)	—
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	155,450	(242,861)
Total assets	$8,353,598	$8,015,100
Total shareholders' equity attributable to RenaissanceRe	$3,794,565	$3,499,902
Per share data
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.88	$(4.69)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$2.98	$(4.59)
Dividends per common share	$0.27	$0.26
Book value per common share	$62.68	$57.01
Adjustment for goodwill and other intangibles (1)	(0.84)	(0.99)
Tangible book value per common share (1)	61.84	56.02
Accumulated dividends per common share	11.19	10.14
Tangible book value per common share plus accumulated dividends (1)	$73.03	$66.16
Financial ratios
Net claims and claim expense ratio - current accident year	25.6%	228.0%
Net claims and claim expense ratio - prior accident years	(20.0)%	(22.3)%
Net claims and claim expense ratio - calendar year	5.6%	205.7%
Underwriting expense ratio	23.8%	24.3%
Combined ratio	29.4%	230.0%
Operating return on average common equity - annualized (1)	19.7%	(30.7)%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Revenues
Gross premiums written	$664,151	$42,970	$139,938	$641,563	$610,505
Net premiums written	$492,575	$29,193	$103,010	$427,995	$452,575
(Increase) decrease in unearned premiums	(213,910)	169,916	126,214	(210,820)	(147,034)
Net premiums earned	278,665	199,109	229,224	217,175	305,541
Net investment income (loss)	66,971	52,331	(27,940)	33,328	60,281
Net foreign exchange (losses) gains	(1,460)	(400)	(2,650)	(4,521)	660
Equity in earnings (losses) of other ventures	5,470	(22,702)	4,794	5,128	(23,753)
Other (loss) income	(39,094)	(43,648)	(2,015)	(5,167)	50,145
Net realized and unrealized gains (losses) on investments	46,113	23,920	16,983	34,979	(5,214)
Total other-than-temporary impairments	(161)	(132)	(498)	—	—
Portion recognized in other comprehensive income, before taxes	27	29	49	—	—
Net other-than-temporary impairments	(134)	(103)	(449)	—	—
Total revenues	356,531	208,507	217,947	280,922	387,660
Expenses
Net claims and claim expenses incurred	15,552	3,551	77,830	151,261	628,537
Acquisition expenses	24,111	25,101	26,057	13,883	32,335
Operational expenses	42,383	43,368	42,169	42,299	41,830
Corporate expenses	4,811	8,607	3,582	4,011	2,064
Interest expense	5,718	5,721	5,722	5,730	6,195
Total expenses	92,575	86,348	155,360	217,184	710,961
Income (loss) from continuing operations before taxes	263,956	122,159	62,587	63,738	(323,301)
Income tax benefit (expense)	37	(2,945)	1,435	1,773	52
Income (loss) from continuing operations	263,993	119,214	64,022	65,511	(323,249)
Loss from discontinued operations	(173)	(3,305)	(965)	(10,094)	(1,526)
Net income (loss)	263,820	115,909	63,057	55,417	(324,775)
Net (income) loss attributable to noncontrolling interests	(53,641)	(25,388)	(5,044)	(21,903)	85,492
Net income (loss) attributable to RenaissanceRe	210,179	90,521	58,013	33,514	(239,283)
Dividends on preference shares	(8,750)	(8,750)	(8,750)	(8,750)	(8,750)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$201,429	$81,771	$49,263	$24,764	$(248,033)
Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - basic	$3.93	$1.66	$0.98	$0.68	$(4.66)
Loss from discontinued operations attributable to RenaissanceRe common shareholders per common share - basic	—	(0.07)	(0.02)	(0.20)	(0.03)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$3.93	$1.59	$0.96	$0.48	$(4.69)
Income (loss) from continuing operations available (attributable) to RenaissanceRe common shareholders per common share - diluted	3.88	$1.64	$0.97	$0.68	$(4.66)
Loss from discontinued operations attributable to RenaissanceRe common shareholders per common share - diluted	—	(0.06)	(0.02)	(0.20)	(0.03)
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.88	$1.58	$0.95	$0.48	$(4.69)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share (1)	$2.98	$1.11	$0.62	$(0.21)	$(4.59)
Operating return on average common equity - annualized (1)	19.7%	7.7%	4.4%	(1.4)%	(30.7)%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended March 31, 2012
	Reinsurance	Lloyd's	Insurance	Eliminations (1)	Total
Gross premiums written	$609,762	$54,817	$—	$(428)	$664,151
Net premiums written	$458,638	$33,937	$—		$492,575
Net premiums earned	$253,818	$24,822	$25		$278,665
Net claims and claim expenses incurred	8,324	9,001	(1,773)		15,552
Acquisition expenses	19,386	4,668	57		24,111
Operational expenses	32,044	10,057	282		42,383
Underwriting income	$194,064	$1,096	$1,459		$196,619

Net claims and claim expenses incurred - current accident year	$55,144	$16,280	$—		$71,424
Net claims and claim expenses incurred - prior accident years	(46,820)	(7,279)	(1,773)		(55,872)
Net claims and claim expenses incurred - total	$8,324	$9,001	$(1,773)		$15,552

Net claims and claim expense ratio - current accident year	21.7%	65.6%	—%		25.6%
Net claims and claim expense ratio - prior accident years	(18.4)%	(29.3)%	(7,092.0)%		(20.0)%
Net claims and claim expense ratio - calendar year	3.3%	36.3%	(7,092.0)%		5.6%
Underwriting expense ratio	20.2%	59.3%	1,356.0%		23.8%
Combined ratio	23.5%	95.6%	(5,736.0)%		29.4%

	Three months ended March 31, 2011
	Reinsurance	Lloyd's	Insurance	Eliminations (1)	Total
Gross premiums written	$573,682	$36,620	$280	$(77)	$610,505
Net premiums written	$423,566	$28,737	$272		$452,575
Net premiums earned	$289,429	$15,674	$438		$305,541
Net claims and claim expenses incurred	595,404	30,523	2,610		628,537
Acquisition expenses	29,792	2,461	82		32,335
Operational expenses	32,363	8,972	495		41,830
Underwriting loss	$(368,130)	$(26,282)	$(2,749)		$(397,161)

Net claims and claim expenses incurred - current accident year	$667,362	$29,326	$9		$696,697
Net claims and claim expenses incurred - prior accident years	(71,958)	1,197	2,601		(68,160)
Net claims and claim expenses incurred - total	$595,404	$30,523	$2,610		$628,537

Net claims and claim expense ratio - current accident year	230.6%	187.1%	2.1%		228.0%
Net claims and claim expense ratio - prior accident years	(24.9)%	7.6%	593.8%		(22.3)%
Net claims and claim expense ratio - calendar year	205.7%	194.7%	595.9%		205.7%
Underwriting expense ratio	21.5%	73.0%	131.7%		24.3%
Combined ratio	227.2%	267.7%	727.6%		230.0%
(1) Represents $0.4 million of gross premiums ceded from the Reinsurance segment to the Lloyd's segment for the three months ended March 31, 2012 (2011 - $0.1 million from the Reinsurance segment to the Lloyd's segment).

3

RenaissanceRe Holdings Ltd.
Reinsurance Segment - Unit Underwriting Results

	Three months ended March 31, 2012
	Catastrophe	Specialty	Total
Gross premiums written	$509,240	$100,522	$609,762
Net premiums written	$362,252	$96,386	$458,638
Net premiums earned	$215,055	$38,763	$253,818
Net claims and claim expenses incurred	(3,316)	11,640	8,324
Acquisition expenses	14,317	5,069	19,386
Operational expenses	25,328	6,716	32,044
Underwriting income	$178,726	$15,338	$194,064

Net claims and claim expenses incurred - current accident year	$31,623	$23,521	$55,144
Net claims and claim expenses incurred - prior accident years	(34,939)	(11,881)	(46,820)
Net claims and claim expenses incurred - total	$(3,316)	$11,640	$8,324

Net claims and claim expense ratio - current accident year	14.7%	60.7%	21.7%
Net claims and claim expense ratio - prior accident years	(16.2)%	(30.7)%	(18.4)%
Net claims and claim expense ratio - calendar year	(1.5)%	30.0%	3.3%
Underwriting expense ratio	18.4%	30.4%	20.2%
Combined ratio	16.9%	60.4%	23.5%

	Three months ended March 31, 2011
	Catastrophe	Specialty	Total
Gross premiums written	$498,678	$75,004	$573,682
Net premiums written	$352,637	$70,929	$423,566
Net premiums earned	$255,289	$34,140	$289,429
Net claims and claim expenses incurred	586,518	8,886	595,404
Acquisition expenses	23,613	6,179	29,792
Operational expenses	25,001	7,362	32,363
Underwriting (loss) income	$(379,843)	$11,713	$(368,130)

Net claims and claim expenses incurred - current accident year	$606,227	$61,135	$667,362
Net claims and claim expenses incurred - prior accident years	(19,709)	(52,249)	(71,958)
Net claims and claim expenses incurred - total	$586,518	$8,886	$595,404

Net claims and claim expense ratio - current accident year	237.5%	179.1%	230.6%
Net claims and claim expense ratio - prior accident years	(7.8)%	(153.1)%	(24.9)%
Net claims and claim expense ratio - calendar year	229.7%	26.0%	205.7%
Underwriting expense ratio	19.1%	39.7%	21.5%
Combined ratio	248.8%	65.7%	227.2%

4

RenaissanceRe Holdings Ltd.
Gross Premiums Written and Managed Premiums

	Three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Reinsurance Segment
Renaissance catastrophe premiums	$330,427	$(652)	$64,317	$366,929	$311,642
Renaissance specialty premiums	99,545	21,117	25,614	23,066	74,395
Total Renaissance premiums	429,972	20,465	89,931	389,995	386,037
DaVinci catastrophe premiums	178,813	(1,193)	32,900	216,317	187,036
DaVinci specialty premiums	977	18	(20)	1,092	609
Total DaVinci premiums	179,790	(1,175)	32,880	217,409	187,645
Total catastrophe unit premiums	509,240	(1,845)	97,217	583,246	498,678
Total specialty unit premiums	100,522	21,135	25,594	24,158	75,004
Total Reinsurance segment gross premiums written	$609,762	$19,290	$122,811	$607,404	$573,682

Lloyd's Segment
Specialty	$39,329	$22,570	$14,290	$17,546	$29,235
Catastrophe	15,488	1,141	2,837	16,580	7,385
Total Lloyd's segment gross premiums written	$54,817	$23,711	$17,127	$34,126	$36,620

Insurance Segment
Commercial property	$—	$(31)	$—	$33	$280
Total Insurance segment gross premiums written	$—	$(31)	$—	$33	$280

Managed Premiums (1)
Total catastrophe unit gross premiums written	$509,240	$(1,845)	$97,217	$583,246	$498,678
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	34,305	1,497	12,379	19,079	22,528
Catastrophe premiums written in the Lloyd's unit	15,488	1,141	2,837	16,580	7,385
Total managed catastrophe premiums (1)	$559,033	$793	$112,433	$618,905	$528,591
(1) See Comments on Regulation G for a reconciliation of non-GAAP financial measures.
(2) Top Layer Re is accounted for under the equity method of accounting.

5

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Revenues
Gross premiums written	$179,790	$(1,175)	$32,880	$217,409	$187,645
Net premiums written	$154,680	$(3,264)	$22,673	$174,427	$167,982
(Increase) decrease in unearned premiums	(59,543)	74,533	58,063	(92,821)	(51,160)
Net premiums earned	95,137	71,269	80,736	81,606	116,822
Net investment income (loss)	10,527	9,501	(700)	6,189	6,974
Net foreign exchange gains (losses)	76	(461)	(1,194)	(1,126)	875
Other (loss) income	(462)	(799)	(1,032)	(230)	11,037
Net realized and unrealized gains (losses) on fixed maturity investments	16,666	5,915	(4,871)	10,339	(753)
Total revenues	121,944	85,425	72,939	96,778	134,955
Expenses
Net claims and claim expenses incurred	1,924	12,566	35,332	61,911	284,281
Acquisition expenses	24,099	16,450	14,916	(11,905)	(1,054)
Operational and corporate expenses	12,301	10,655	11,655	6,059	4,490
Interest expense	2,040	1,936	1,873	1,907	469
Total expenses	40,364	41,607	63,776	57,972	288,186
Net income (loss)	81,580	43,818	9,163	38,806	(153,231)
Net (income) loss attributable to redeemable noncontrolling interest	(167)	(91)	(22)	(81)	305
Net income (loss) available (attributable) to DaVinciRe common shareholders	$81,413	$43,727	$9,141	$38,725	$(152,926)

Net claims and claim expenses incurred - current accident year	$14,826	$24,413	$33,096	$66,248	$291,227
Net claims and claim expenses incurred - prior accident years	(12,902)	(11,847)	2,236	(4,337)	(6,946)
Net claims and claim expenses incurred - total	$1,924	$12,566	$35,332	$61,911	$284,281

Net claims and claim expense ratio - current accident year	15.6%	34.3%	41.0%	81.2%	249.3%
Net claims and claim expense ratio - prior accident years	(13.6)%	(16.7)%	2.8%	(5.3%)	(6.0%)
Net claims and claim expense ratio - calendar year	2.0%	17.6%	43.8%	75.9%	243.3%
Underwriting expense ratio	38.3%	38.1%	32.9%	(7.2%)	3.0%
Combined ratio	40.3%	55.7%	76.7%	68.7%	246.3%

6

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Assets
Fixed maturity investments trading, at fair value	$4,176,827	$4,291,465	$3,687,669	$3,864,205	$3,678,549
Fixed maturity investments available for sale, at fair value	125,292	142,052	149,969	202,769	232,320
Total fixed maturity investments, at fair value	4,302,119	4,433,517	3,837,638	4,066,974	3,910,869
Short term investments, at fair value	1,172,839	905,477	1,557,937	774,421	1,518,542
Equity investments trading, at fair value	53,080	50,560	45,607	32,252	12,707
Other investments, at fair value	806,782	748,984	736,757	839,643	782,325
Investments in other ventures, under equity method	76,723	70,714	78,071	82,197	78,623
Total investments	6,411,543	6,209,252	6,256,010	5,795,487	6,303,066
Cash and cash equivalents	260,982	216,984	235,058	237,737	252,631
Premiums receivable	703,932	471,878	695,163	933,519	574,547
Prepaid reinsurance premiums	143,690	58,522	164,547	245,676	125,722
Reinsurance recoverable	279,398	404,029	434,553	333,245	324,124
Accrued investment income	30,782	33,523	34,237	36,266	33,580
Deferred acquisition costs	71,162	43,721	71,225	90,858	56,656
Receivable for investments sold	237,372	117,117	33,791	257,075	136,943
Other assets	205,660	180,992	176,114	219,226	190,813
Goodwill and other intangibles	9,077	8,894	14,230	14,383	14,537
Assets of discontinued operations held for sale	—	—	2,481	2,868	2,481
Total assets	$8,353,598	$7,744,912	$8,117,409	$8,166,340	$8,015,100
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$1,858,203	$1,992,354	$2,226,005	$2,170,728	$2,070,095
Unearned premiums	646,733	347,655	623,596	830,939	500,165
Debt	351,999	353,620	349,224	349,201	549,178
Reinsurance balances payable	285,207	256,883	317,627	403,152	256,663
Payable for investments purchased	361,460	303,264	233,282	102,545	417,257
Other liabilities	242,257	211,369	174,424	152,853	179,717
Liabilities of discontinued operations held for sale	12,539	13,507	9,098	10,220	2,246
Total liabilities	3,758,398	3,478,652	3,933,256	4,019,638	3,975,321
Redeemable noncontrolling interest - DaVinciRe	796,743	657,727	633,112	628,001	536,717
Shareholders' Equity
Preference shares	550,000	550,000	550,000	550,000	550,000
Common shares	51,765	51,543	51,787	51,753	51,742
Additional paid-in capital	379	—	9,331	5,768	—
Accumulated other comprehensive income	12,988	11,760	11,092	18,031	19,845
Retained earnings	3,179,433	2,991,890	2,925,604	2,889,719	2,878,315
Total shareholders' equity attributable to RenaissanceRe	3,794,565	3,605,193	3,547,814	3,515,271	3,499,902
Noncontrolling interest	3,892	3,340	3,227	3,430	3,160
Total shareholders' equity	3,798,457	3,608,533	3,551,041	3,518,701	3,503,062
Total liabilities, noncontrolling interests and shareholders' equity	$8,353,598	$7,744,912	$8,117,409	$8,166,340	$8,015,100

Book value per common share	$62.68	$59.27	$57.89	$57.30	$57.01

7

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

	March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011
TYPE OF INVESTMENT
U.S. treasuries	$1,309,243	20.4%	$885,152	14.3%	$428,865	6.9%	$454,148	7.8%	$522,006	8.3%
Agencies	343,575	5.4%	158,561	2.6%	127,063	2.0%	189,765	3.3%	278,501	4.4%
Non-U.S. government (Sovereign debt)	130,899	2.0%	227,912	3.7%	402,288	6.4%	340,430	5.9%	243,606	3.9%
FDIC guaranteed corporate	103,554	1.6%	423,630	6.8%	183,314	2.9%	232,992	4.0%	305,745	4.9%
Non-U.S. government-backed corporate	501,160	7.8%	641,082	10.3%	594,897	9.6%	409,443	7.1%	316,618	5.0%
Corporate	1,146,211	17.9%	1,206,904	19.4%	1,294,442	20.7%	1,651,688	28.4%	1,523,224	24.1%
Agency mortgage-backed	319,215	5.0%	441,749	7.1%	363,814	5.8%	296,627	5.1%	430,192	6.8%
Non-agency mortgage-backed	108,047	1.7%	104,771	1.7%	104,541	1.7%	105,581	1.8%	35,848	0.6%
Commercial mortgage-backed	329,343	5.1%	325,729	5.2%	318,805	5.1%	340,610	5.9%	213,809	3.4%
Asset-backed	10,872	0.2%	18,027	0.3%	19,609	0.3%	45,690	0.8%	41,320	0.7%
Total fixed maturity investments, at fair value	4,302,119	67.1%	4,433,517	71.4%	3,837,638	61.4%	4,066,974	70.1%	3,910,869	62.1%
Short term investments, at fair value	1,172,839	18.3%	905,477	14.6%	1,557,937	24.9%	774,421	13.4%	1,518,542	24.1%
Equity investments trading, at fair value	53,080	0.8%	50,560	0.8%	45,607	0.7%	32,252	0.6%	12,707	0.2%
Other investments, at fair value	806,782	12.6%	748,984	12.1%	736,757	11.8%	839,643	14.5%	782,325	12.4%
Total managed investment portfolio	6,334,820	98.8%	6,138,538	98.9%	6,177,939	98.8%	5,713,290	98.6%	6,224,443	98.8%
Investments in other ventures, under equity method	76,723	1.2%	70,714	1.1%	78,071	1.2%	82,197	1.4%	78,623	1.2%
Total investments	$6,411,543	100.0%	$6,209,252	100.0%	$6,256,010	100.0%	$5,795,487	100.0%	$6,303,066	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$742,577	17.2%	$1,023,890	23.1%	$1,099,221	28.6%	$2,197,397	54.1%	$2,284,378	58.4%
AA (1)	2,459,756	57.2%	2,244,016	50.6%	1,607,177	41.9%	481,789	11.8%	457,769	11.7%
A	574,809	13.4%	631,479	14.2%	619,229	16.1%	790,594	19.4%	675,011	17.3%
BBB	272,616	6.3%	335,002	7.6%	329,213	8.6%	398,354	9.8%	347,766	8.9%
Non-investment grade and not rated	252,361	5.9%	199,130	4.5%	182,798	4.8%	198,840	4.9%	145,945	3.7%
Total fixed maturity investments, at fair value	$4,302,119	100.0%	$4,433,517	100.0%	$3,837,638	100.0%	$4,066,974	100.0%	$3,910,869	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$386,259	9.0%	$619,845	14.0%	$168,557	4.4%	$201,681	5.0%	$208,422	5.3%
Due after one through five years	2,367,344	55.0%	2,035,383	45.9%	1,893,416	49.3%	1,986,843	48.8%	1,969,491	50.3%
Due after five through ten years	646,091	15.0%	742,050	16.7%	831,196	21.7%	923,919	22.7%	827,647	21.2%
Due after ten years	134,948	3.1%	145,963	3.3%	137,700	3.6%	166,023	4.1%	184,140	4.7%
Mortgage-backed securities	756,605	17.6%	872,249	19.7%	787,160	20.5%	742,818	18.3%	679,849	17.4%
Asset-backed securities	10,872	0.3%	18,027	0.4%	19,609	0.5%	45,690	1.1%	41,320	1.1%
Total fixed maturity investments, at fair value	$4,302,119	100.0%	$4,433,517	100.0%	$3,837,638	100.0%	$4,066,974	100.0%	$3,910,869	100.0%

Weighted average effective yield of fixed maturities and short term investments	1.6%		1.9%		2.0%		2.4%		2.1%
Average duration of fixed maturities and short term investments	2.3		2.6		2.5		2.7		2.5

(1)
Included in the AA rating category at March 31, 2012, December 31, 2011 and September 30, 2011 is $1,756.4 million, $1,467.3 million and $739.2 million, respectively, of U.S. treasuries, agencies and FDIC guaranteed corporate fixed maturity investments that were included in the AAA rating category in prior periods.

8

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
TYPE OF INVESTMENT
Private equity partnerships	$389,451	$367,909	$345,986	$363,688	$362,717
Senior secured bank loan funds	266,141	257,870	243,766	247,528	171,559
Catastrophe bonds	95,827	70,999	85,800	93,805	107,570
Non-U.S. fixed income funds	31,713	28,862	29,440	88,962	87,336
Hedge funds	22,310	21,344	26,810	39,753	40,616
Miscellaneous other investments	1,340	2,000	4,955	5,907	12,527
Total other investments, at fair value	$806,782	$748,984	$736,757	$839,643	$782,325

TYPE OF INVESTMENT
Private equity partnerships	48.2%	49.1%	47.0%	43.3%	46.3%
Senior secured bank loan funds	33.0%	34.4%	33.1%	29.5%	21.9%
Catastrophe bonds	11.9%	9.5%	11.6%	11.2%	13.8%
Non-U.S. fixed income funds	3.9%	3.9%	4.0%	10.6%	11.2%
Hedge funds	2.8%	2.8%	3.6%	4.7%	5.2%
Miscellaneous other investments	0.2%	0.3%	0.7%	0.7%	1.6%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

9

RenaissanceRe Holdings Ltd.
Investment Income (Loss)

	Three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Fixed maturity investments	$26,333	$26,084	$11,435	$24,426	$27,913
Short term investments	500	357	281	433	595
Equity investments trading	170	174	171	112	14
Other investments
Hedge funds and private equity investments	28,473	21,506	(25,702)	8,230	23,507
Other	14,170	6,458	(11,665)	2,838	10,827
Cash and cash equivalents	26	11	66	45	41
	69,672	54,590	(25,414)	36,084	62,897
Investment expenses	(2,701)	(2,259)	(2,526)	(2,756)	(2,616)
Net investment income (loss)	66,971	52,331	(27,940)	33,328	60,281

Gross realized gains	36,286	15,312	38,054	15,430	10,562
Gross realized losses	(6,950)	(7,787)	(6,099)	(4,156)	(12,617)
Net realized gains (losses) on fixed maturity investments	29,336	7,525	31,955	11,274	(2,055)
Net unrealized gains (losses) on fixed maturity investments trading	14,257	11,441	(13,007)	24,728	(3,758)
Net unrealized gains (losses) on equity investments trading	2,520	4,954	(1,965)	(1,023)	599
Net realized and unrealized gains (losses) on investments	46,113	23,920	16,983	34,979	(5,214)
Total other-than-temporary impairments	(161)	(132)	(498)	—	—
Portion recognized in other comprehensive income, before taxes	27	29	49	—	—
Net other-than-temporary impairments	(134)	(103)	(449)	—	—

Change in net unrealized gains on fixed maturity investments available for sale	778	697	(7,171)	(1,763)	252

Total investment income (loss)	$113,728	$76,845	$(18,577)	$66,544	$55,319

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
March 31, 2012	Amortized Cost	Fair Value	% of Total Managed Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,172,839	$1,172,839	18.5%	0.2%	$1,147,110	$21,325	$2,650	$1,745	$9	$—
		100.0%			97.9%	1.8%	0.2%	0.1%	—%	—%
Fixed maturity investments
U.S. treasuries	1,311,150	1,309,243	20.7%	0.6%	—	1,309,243	—	—	—	—
Agencies
Fannie Mae & Freddie Mac	328,048	328,034	5.2%	0.7%	—	328,034	—	—	—	—
Other agencies	15,401	15,541	0.2%	1.5%	—	15,541	—	—	—	—
Total agencies	343,449	343,575	5.4%	0.7%	—	343,575	—	—	—	—
Non-U.S. government (Sovereign debt)	127,626	130,899	2.1%	2.9%	54,634	32,961	11,180	21,647	9,842	635
FDIC guaranteed corporate	103,306	103,554	1.6%	0.2%	—	103,554	—	—	—	—
Non-U.S. government-backed corporate	497,349	501,160	7.9%	1.3%	418,931	78,903	3,326	—	—	—
Corporate	1,112,793	1,146,211	18.2%	3.7%	12,376	206,104	485,511	249,190	181,495	11,535
Mortgage-backed
Residential mortgage-backed
Agency securities	314,779	319,215	5.0%	1.4%	—	319,215	—	—	—	—
Non-agency securities - Prime	71,124	70,497	1.1%	6.4%	26,466	3,416	675	953	38,987	—
Non-agency securities - Alt A	35,709	37,550	0.6%	6.7%	19,500	—	7,357	826	9,867	—
Total residential mortgage-backed	421,612	427,262	6.7%	2.7%	45,966	322,631	8,032	1,779	48,854	—
Commercial mortgage-backed	315,127	329,343	5.2%	2.7%	201,090	61,493	66,760	—	—	—
Total mortgage-backed	736,739	756,605	11.9%	2.7%	247,056	384,124	74,792	1,779	48,854	—
Asset-backed
Credit cards	3,005	3,007	—%	0.4%	3,007	—	—	—	—	—
Auto loans	1,705	1,711	—%	0.5%	1,711	—	—	—	—	—
Student loans	1,300	1,292	—%	1.6%	—	1,292	—	—	—	—
Other	4,651	4,862	0.2%	0.4%	4,862	—	—	—	—	—
Total asset-backed	10,661	10,872	0.2%	0.5%	9,580	1,292	—	—	—	—
Total securitized assets	747,400	767,477	12.1%	2.7%	256,636	385,416	74,792	1,779	48,854	—
Total fixed maturity investments	4,243,073	4,302,119	68.0%	1.9%	742,577	2,459,756	574,809	272,616	240,191	12,170
		100.0%			17.2%	57.2%	13.4%	6.3%	5.6%	0.3%
Equity investments trading		53,080	0.8%		—	—	—	—	—	53,080
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Private equity partnerships		389,451	6.1%		—	—	—	—	—	389,451
Senior secured bank loan funds		266,141	4.2%		—	—	—	—	266,141	—
Catastrophe bonds		95,827	1.5%		—	—	—	—	95,827	—
Non-U.S. fixed income funds		31,713	0.5%		—	—	—	31,713	—	—
Hedge funds		22,310	0.4%		—	—	—	—	—	22,310
Miscellaneous other investments		1,340	—%		—	—	—	—	—	1,340
Total other investments		806,782	12.7%		—	—	—	31,713	361,968	413,101
		100.0%			—%	—%	—%	3.9%	44.9%	51.2%
Total managed investment portfolio		$6,334,820	100.0%		$1,889,687	$2,481,081	$577,459	$306,074	$602,168	$478,351
		100.0%			29.8%	39.2%	9.1%	4.8%	9.5%	7.6%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

11

RenaissanceRe Holdings Ltd.
Investment Portfolio - Change in Portfolio Composition

	March 31, 2012		December 31, 2011		Change
	Fair Value	% of Total Managed Investment Portfolio	Fair Value	% of Total Managed Investment Portfolio	$	%
Short term investments	$1,172,839	18.5%	$905,477	14.8%	$267,362	3.7%
Fixed maturity investments
U.S. treasuries	1,309,243	20.7%	885,152	14.5%	424,091	6.2%
Agencies
Fannie Mae & Freddie Mac	328,034	5.2%	143,562	2.3%	184,472	2.9%
Other agencies	15,541	0.2%	14,999	0.2%	542	—%
Total agencies	343,575	5.4%	158,561	2.5%	185,014	2.9%
Non-U.S. government (Sovereign debt)	130,899	2.1%	227,912	3.7%	(97,013)	(1.6)%
FDIC guaranteed corporate	103,554	1.6%	423,630	6.9%	(320,076)	(5.3)%
Non-U.S. government-backed corporate	501,160	7.9%	641,082	10.5%	(139,922)	(2.6)%
Corporate	1,146,211	18.2%	1,206,904	19.7%	(60,693)	(1.5)%
Mortgage-backed
Residential mortgage-backed
Agency securities	319,215	5.0%	441,749	7.2%	(122,534)	(2.2)%
Non-agency securities - Prime	70,497	1.1%	68,678	1.1%	1,819	—%
Non-agency securities - Alt A	37,550	0.6%	36,093	0.6%	1,457	—%
Total residential mortgage-backed	427,262	6.7%	546,520	8.9%	(119,258)	(2.2)%
Commercial mortgage-backed	329,343	5.2%	325,729	5.3%	3,614	(0.1)%
Total mortgage-backed	756,605	11.9%	872,249	14.2%	(115,644)	(2.3)%
Asset-backed
Credit cards	3,007	—%	8,955	0.1%	(5,948)	(0.1)%
Auto	1,711	—%	—	—%	1,711	—%
Student loans	1,292	—%	1,287	—%	5	—%
Other	4,862	0.2%	7,785	0.1%	(2,923)	0.1%
Total asset-backed	10,872	0.2%	18,027	0.2%	(7,155)	—%
Total securitized assets	767,477	12.1%	890,276	14.4%	(122,799)	(2.3)%
Total fixed maturity investments	4,302,119	68.0%	4,433,517	72.2%	(131,398)	(4.2)%
Equity investments trading	53,080	0.8%	50,560	0.8%	2,520	—%
Other investments
Private equity partnerships	389,451	6.1%	367,909	6.0%	21,542	0.1%
Senior secured bank loan funds	266,141	4.2%	257,870	4.2%	8,271	—%
Catastrophe bonds	95,827	1.5%	70,999	1.2%	24,828	0.3%
Non-U.S. fixed income funds	31,713	0.5%	28,862	0.5%	2,851	—%
Hedge funds	22,310	0.4%	21,344	0.3%	966	0.1%
Miscellaneous other investments	1,340	—%	2,000	—%	(660)	—%
Total other investments	806,782	12.7%	748,984	12.2%	57,798	0.5%
Total managed investment portfolio	$6,334,820	100.0%	$6,138,538	100.0%	$196,282

12

RenaissanceRe Holdings Ltd.
Fixed Maturity Investments - Corporate Sector

	March 31, 2012
Sector	Total	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Financials	$555,613	$7,302	$139,712	$309,070	$61,961	$26,921	$10,647
Industrial, utilities and energy	202,005	—	16,872	63,220	74,051	47,862	—
Communications and technology	142,267	106	4,128	55,041	43,247	39,220	525
Consumer	111,398	—	12,777	27,415	35,971	35,131	104
Basic materials	59,486	—	—	14,011	29,332	15,892	251
Health care	54,823	—	25,353	10,536	2,577	16,349	8
Other	20,619	4,968	7,262	6,218	2,051	120	—
Total corporate fixed maturity investments, at fair value (1)	$1,146,211	$12,376	$206,104	$485,511	$249,190	$181,495	$11,535

Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	March 31, 2012
Issuer	Total	Short term investments	Fixed maturity investments
JP Morgan Chase & Co.	$58,131	$1,745	$56,386
Citigroup Inc.	43,870	—	43,870
General Electric Company	45,166	—	45,166
Bank of America Corp.	32,699	—	32,699
HSBC Holdings PLC	31,943	—	31,943
Morgan Stanley	26,507	—	26,507
Goldman Sachs Group Inc.	24,955	—	24,955
Credit Suisse Group AG	23,222	—	23,222
Lloyds Banking Group PLC	18,780	—	18,780
BP PLC	15,984	—	15,984
Total (2)	$321,257	$1,745	$319,512

(1)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, at fair value.

(2)	Excludes FDIC guaranteed and non-U.S. government-backed corporate fixed maturity investments, repurchase agreements and commercial paper, at fair value.

13

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
March 31, 2012
Catastrophe	$633,228	$243,651	$350,708	$1,227,587
Specialty	135,492	53,045	270,225	458,762
Total Reinsurance	768,720	296,696	620,933	1,686,349
Lloyd's	18,421	7,579	67,101	93,101
Insurance	20,810	5,338	52,605	78,753
Total	$807,951	$309,613	$740,639	$1,858,203

December 31, 2011
Catastrophe	$681,771	$271,990	$388,147	$1,341,908
Specialty	120,189	49,840	301,589	471,618
Total Reinsurance	801,960	321,830	689,736	1,813,526
Lloyd's	17,909	14,459	55,127	87,495
Insurance	32,944	3,515	54,874	91,333
Total	$852,813	$339,804	$799,737	$1,992,354

September 30, 2011
Catastrophe	$497,889	$524,700	$539,723	$1,562,312
Specialty	113,022	52,285	333,947	499,254
Total Reinsurance	610,911	576,985	873,670	2,061,566
Lloyd's	18,114	10,558	43,676	72,348
Insurance	39,058	5,020	48,013	92,091
Total	$668,083	$592,563	$965,359	$2,226,005

June 30, 2011
Catastrophe	$406,522	$473,439	$630,651	$1,510,612
Specialty	108,613	51,439	347,795	507,847
Total Reinsurance	515,135	524,878	978,446	2,018,459
Lloyd's	10,498	10,450	39,008	59,956
Insurance	35,196	5,577	51,540	92,313
Total	$560,829	$540,905	$1,068,994	$2,170,728

March 31, 2011
Catastrophe	$156,246	$422,871	$838,360	$1,417,477
Specialty	112,092	49,221	338,671	499,984
Total Reinsurance	268,338	472,092	1,177,031	1,917,461
Lloyd's	217	14,774	36,526	51,517
Insurance	38,291	5,300	57,526	101,117
Total	$306,846	$492,166	$1,271,083	$2,070,095

14

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended March 31, 2012			Three months ended March 31, 2011
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$1,992,354	$404,029	$1,588,325	$1,257,843	$101,711	$1,156,132
Incurred losses and loss expenses
Current year	77,931	6,507	71,424	937,217	240,520	696,697
Prior years	(62,649)	(6,777)	(55,872)	(73,894)	(5,734)	(68,160)
Total incurred losses and loss expenses	15,282	(270)	15,552	863,323	234,786	628,537
Paid losses and loss expenses
Current year	7,657	—	7,657	512	—	512
Prior years	141,776	124,361	17,415	50,559	12,373	38,186
Total paid losses and loss expenses	149,433	124,361	25,072	51,071	12,373	38,698
Reserve for losses and loss expenses, end of period	$1,858,203	$279,398	$1,578,805	$2,070,095	$324,124	$1,745,971

15

RenaissanceRe Holdings Ltd.
Earnings (Loss) per Share

	Three months ended
(common shares in thousands)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$201,429	$81,771	$49,263	$24,764	$(248,033)
Amount allocated to participating common shareholders (1)	(3,404)	(1,433)	(911)	(461)	6,327
	$198,025	$80,338	$48,352	$24,303	$(241,706)
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share -
Weighted average common shares	50,377	50,501	50,501	50,493	51,504
Per common share equivalents of employee stock options and restricted shares	604	359	472	557	—
Denominator for diluted income (loss) per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions (2)	50,981	50,860	50,973	51,050	51,504

Basic income (loss) per RenaissanceRe common share	$3.93	$1.59	$0.96	$0.48	$(4.69)
Diluted income (loss) per RenaissanceRe common share (2)	$3.88	$1.58	$0.95	$0.48	$(4.69)

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan and Non-Employee Director Stock Incentive Plan.

(2)	Earnings per share calculations use average common shares outstanding - basic, when in a net loss position, as required by FASB ASC Topic Earnings Per Share.

16

RenaissanceRe Holdings Ltd.
Equity in Earnings (Losses) of Other Ventures

	Three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Top Layer Re	$4,737	$(22,617)	$3,688	$3,967	$(22,509)
Tower Hill Companies	1,117	(348)	2,504	1,216	(449)
Other	(384)	263	(1,398)	(55)	(795)
Total equity in earnings (losses) of other ventures	$5,470	$(22,702)	$4,794	$5,128	$(23,753)

Other (Loss) Income

	Three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Gain on sale of NBIC	$—	—	4,836	—	—
Mark-to-market on Platinum warrant	—	—	—	—	2,975
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	(1,779)	(2,381)	(2,704)	(1,022)	43,521
Weather and energy risk management operations	(35,463)	(41,314)	(3,232)	(3,779)	3,295
Other items	(1,852)	47	(915)	(366)	354
Total other (loss) income	$(39,094)	$(43,648)	$(2,015)	$(5,167)	$50,145

17

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P (4)	Moody's	Fitch
REINSURANCE SEGMENT (1)
Renaissance Reinsurance	A+	AA-	A1	A+
DaVinci	A	A+	A3	—
Top Layer Re	A+	AA	—	—
Renaissance Reinsurance of Europe	A+	AA-	—	—

LLOYD'S SEGMENT
RenaissanceRe Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	A+

INSURANCE SEGMENT (1)
Glencoe	A	A	—	—

RENAISSANCERE (3)	—	Excellent	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for the companies in the Reinsurance and Insurance segments reflect the insurer's financial strength rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents rating on its Enterprise Risk Management practices.
(4) The S&P ratings for the companies in the Reinsurance and Insurance segments reflect, in addition to the insurer's financial strength rating, the insurer's issuer credit rating.

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RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments from continuing and discontinued operations, net other-than-temporary impairments from continuing and discontinued operations. The Company's management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio and equity investments trading. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income (loss) available (attributable) to RenaissanceRe common shareholders to operating income (loss) available (attributable) to RenaissanceRe common shareholders; 2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$201,429	$81,771	$49,263	$24,764	$(248,033)
Adjustment for net realized and unrealized (gains) losses on investments of continuing operations	(46,113)	(23,920)	(16,983)	(34,979)	5,214
Adjustment for net other-than-temporary impairments of continuing operations	134	103	449	—	—
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	—	—	—	(42)
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$155,450	$57,954	$32,729	$(10,215)	$(242,861)

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$3.88	$1.58	$0.95	$0.48	$(4.69)
Adjustment for net realized and unrealized (gains) losses on investments of continuing operations	(0.90)	(0.47)	(0.34)	(0.69)	0.10
Adjustment for net other-than-temporary impairments of continuing operations	—	—	0.01	—	—
Adjustment for net realized and unrealized gains on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—	—	—	—	—
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$2.98	$1.11	$0.62	$(0.21)	$(4.59)

Return on average common equity - annualized	25.6%	10.8%	6.6%	3.3%	(31.3%)
Adjustment for net realized and unrealized (gains) losses on investments of continuing operations	(5.9)%	(3.1)%	(2.3%)	(4.7%)	0.6%
Adjustment for net other-than-temporary impairments of continuing operations	—%	—%	0.1%	—	—
Adjustment for net realized and unrealized (gains) losses on fixed maturity investments and net other-than-temporary impairments of discontinued operations	—%	—%	—%	—%	—%
Operating return on average common equity - annualized	19.7%	7.7%	4.4%	(1.4%)	(30.7%)

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RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has also included in this Financial Supplement “managed catastrophe premiums”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures. “Managed catastrophe premiums” differs from total catastrophe unit gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Re, which is accounted for under the equity method of accounting and the inclusion of catastrophe premiums written on behalf of the Company's Lloyd's segment. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums, as applicable, assumed by the Company through its consolidated subsidiaries and related joint ventures.
The Company has also included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets; “tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets, plus accumulated dividends. “Tangible book value per common share” differs from book value per common share, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of goodwill and intangible assets. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Book value per common share	$62.68	$59.27	$57.89	$57.30	$57.01
Adjustment for goodwill and other intangibles (1)	(0.84)	(0.82)	(0.94)	(0.96)	(0.99)
Tangible book value per common share	61.84	58.45	56.95	56.34	56.02
Adjustment for accumulated dividends	11.19	10.92	10.66	10.40	10.14
Tangible book value per common share plus accumulated dividends	$73.03	$69.37	$67.61	$66.74	$66.16

Quarter change in book value per common share	5.8%	2.4%	1.0%	0.5%	(8.9%)
Quarter change in tangible book value per common share plus change in accumulated dividends	6.3%	3.1%	1.5%	1.0%	(7.1%)

(1)
At March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, goodwill and other intangibles included $34.5 million, $33.5 million, $34.2 million, $35.4 million and $36.8 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

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